UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Global Business Travel Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! GLOBAL BUSINESS TRAVEL GROUP, INC. 666 3RD AVENUE, 4TH FLOOR NEW YORK, NY 10017 GLOBAL BUSINESS TRAVEL GROUP, INC. 2023 Annual Meeting of Stockholders Vote by June 5, 2023 11:59 PM ET You invested in GLOBAL BUSINESS TRAVEL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2023. Vote Virtually at the Meeting* June 6, 2023 10:00 a.m. ET Virtually at: www.virtualshareholdermeeting.com/GBTG2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V09500-P90510 Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V09501-P90510 1. Election of three Class I directors. Nominees: 1a. Paul Abbott 1b. Eric Hart 1c. Kathleen Winters 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Advisory vote on the compensation of the Company’s named executive officers. 4. Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. NOTE: The proxy holders are authorized to vote in their discretion upon any other matter that properly comes before the meeting or at any adjournment or postponement thereof. For For For For For 3 Years